UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number	811-1899

Dreyfus Research Growth Fund, Inc.
(Exact name of Registrant as specified in charter)

c/o The Dreyfus Corporation 200 Park Avenue New York, New York 10166
(Address of principal executive offices) (Zip code)

Michael A. Rosenberg, Esq. 200 Park Avenue New York, New York 10166
(Name and address of agent for service)

Registrant's telephone number, including area code:	(212) 922-6000

Date of fiscal year end:	2/28
Date of reporting period:	8/31/2010

1

FORM N-CSR

Item 1.      Reports to Stockholders.

2

Save time. Save paper. View your next shareholder report online as soon as it’s available. Log into www.dreyfus.com and sign up for Dreyfus eCommunications. It’s simple and only takes a few minutes.

The views expressed in this report reflect those of the portfolio manager only through the end of the period covered and do not necessarily represent the views of Dreyfus or any other person in the Dreyfus organization. Any such views are subject to change at any time based upon market or other conditions and Dreyfus disclaims any responsibility to update such views.These views may not be relied on as investment advice and, because investment decisions for a Dreyfus fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Dreyfus fund.

Not FDIC-Insured • Not Bank-Guaranteed • May Lose Value

Contents
THE FUND
2	A Letter from the Chairman and CEO
3	Discussion of Fund Performance
6	Understanding Your Fund’s Expenses
6	Comparing Your Fund’s Expenses With Those of Other Funds
7	Statement of Investments
11	Statement of Assets and Liabilities
12	Statement of Operations
13	Statement of Changes in Net Assets
15	Financial Highlights
19	Notes to Financial Statements
29	Information About the Review and Approval of the Fund’s Management Agreement
FOR MORE INFORMATION
Back Cover

Dreyfus
Research Growth Fund, Inc.

The Fund

A LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholder:

We are pleased to present this semiannual report for Dreyfus Research Growth Fund, Inc., covering the six-month period from March 1, 2010, through August 31, 2010.

As the summer of 2010 cooled off, so did the pace of the U.S. and global economic recoveries. Former engines of growth appeared to stall as large parts of the developed world remained indebted and burdened by weak housing markets.While some emerging markets have posted more impressive growth rates, their developing economies have not yet provided a meaningful boost to global economic activity.The result has been a subpar U.S. recovery with stubbornly high unemployment rates, low levels of consumer confidence and muted corporate investment.

Nonetheless, we do not expect a return to recessionary conditions, thanks to record low short-term interest rates and quantitative easing from the Federal Reserve Board. In addition, the corporate profit outlook continues to be positive for many U.S. companies that have taken advantage of improved demand while aggressively controlling costs. Consequently, we believe high-quality stocks, in general, are now attractive relative to other asset classes due to improved valuations, healthy corporate balance sheets and better-than-expected earnings. As always, your financial advisor is best-suited to help you evaluate and adjust your investments and potentially seize opportunities in this slow-growth economic context.

For information about how the fund performed during the reporting period, as well as general market perspectives, we provide a Discussion of Fund Performance on the pages that follow.

Thank you for your continued confidence and support.

Jonathan R. Baum
Chairman and Chief Executive Officer
The Dreyfus Corporation
September 15, 2010

DISCUSSION OF FUND PERFORMANCE

For the period of March 1, 2010, through August 31, 2010, as provided by Elizabeth Slover, Barry Mills and David Sealy, Portfolio Managers

Fund and Market Performance Overview

For the six-month period ended August 31, 2010, Dreyfus Research Growth Fund’s Class A shares produced a total return of –2.56%, Class C shares returned –3.24%, Class I shares returned –2.35% and Class Z shares returned –2.40%.1 In comparison, the fund’s benchmark, the Russell 1000 Growth Index (the “Index”), produced a total return of –4.65% during the same period.2

Stocks encountered heightened volatility during the reporting period when investors grew concerned regarding a number of threats to global economic growth.The fund produced returns that were higher than its benchmark, mainly due to successful stock selections in the technology, health care and consumer staples sectors.

The Fund’s Investment Approach

In seeking long-term capital growth consistent with the preservation of capital, the fund invests at least 80% of its assets in common stocks. The fund also may invest up to 25% of its assets in foreign securities. Current income is a secondary goal.

The fund invests in stocks selected by a team of core research analysts, with each analyst responsible for fund investments in his or her area of expertise. These analysts utilize a fundamental, bottom-up research process to identify investments for the fund. The fund invests in those companies in which the analysts have the highest degree of conviction or have identified a strong near-term catalyst for earnings growth or share price appreciation.The analysts, under the direction of the director of the core research team, determine the fund’s allocations among market sectors.The fund’s portfolio is structured so that its sector weightings generally are similar to those of its benchmark.

TheFund 3

DISCUSSION OF FUND PERFORMANCE (continued)

Global Economic Concerns Derailed Market Rally

The reporting period began in the midst of an economic recovery as improved manufacturing activity, an apparent bottoming of residential housing prices and modest employment gains helped boost investor confidence. In May 2010, however, Europe was roiled by a sovereign debt crisis when Greece found itself unable to finance a heavy debt burden, requiring intervention by the International Monetary Fund and European Union. Robust economic growth in China seemed to spark inflationary pressures in local real estate markets, and investors worried that remedial measures might dampen a major engine of global growth. In the United States, mixed data regarding unemployment and housing markets suggested that economic headwinds might constrain already mild growth.

These factors derailed a market rally that had driven U.S. stock prices higher through April.As investor sentiment deteriorated, stocks generally declined, ending the reporting period with moderate losses. Growth-oriented stocks generally fell more sharply than their value-oriented counterparts.

Constructive Posture Bolstered Relative Performance

In the early stages of the economic recovery, we found opportunities across a variety of market sectors to invest in growing companies at attractive prices.As a result, a number of strong performers enabled the fund to cushion the effects of the market correction.

Among technology stocks, server virtualization specialistVMware benefited from the increasing popularity of “cloud computing,” software developer Sybase was acquired by a former rival and Salesforce.com rose amid robust demand for productivity-enhancing corporate services. Electronics innovatorApple gained value due to the success of the iPhone and iPad, while Netflix gained value as it successfully began a transition from mail delivery to online streaming.The fund also benefited from relatively light exposure to semiconductor stocks.

Winners in the health care sector included innovators such as cardiovascular disease specialist Edwards Lifesciences. In the industrials sector, machinery producer Cummins benefited from strong cost controls.

Within the materials sector, packaging company Pactiv advanced after receiving an acquisition offer, while fertilizer producer Mosaic advanced amid takeover speculation within the chemicals segment.

Disappointments during the reporting period were concentrated in the financials sector, which comprises a relatively small portion of the benchmark. Results in the financials sector were undermined by insurance and investment management firm Genworth Financial, which reported disappointing quarterly earnings.

Positioned for a Mild Recovery

Although we are concerned regarding recent economic and market setbacks, we believe a return to recession is unlikely. Indeed, as of the reporting period’s end, we have continued to seek growth opportunities in the information technology sector, where demand for business productivity enhancements has remained strong.We began to reposition the fund in the industrials sector to emphasize companies that tend to do well in the later stages of economic recoveries, and we increased the fund’s holdings of energy services companies that stand to benefit from increased scrutiny of offshore drilling by government regulators. In our view, these strategies position the fund for a continued, albeit subpar, economic recovery in the United States and around the world.

September 15, 2010

Please note, the position in any security highlighted with italicized typeface was sold during the reporting period.
Equity funds are subject generally to market, market sector, market liquidity, issuer and investment style risks, among other factors, to varying degrees, all of which are more fully described in the fund’s prospectus.
1	Total return includes reinvestment of dividends and any capital gains paid. It includes the maximum initial sales charge in the case of Class A shares, and the applicable contingent deferred sales charges imposed on redemptions in the case of Class C shares. Past performance is no guarantee of future results. Share price and investment return fluctuate such that upon redemption, fund shares may be worth more or less than their original cost.
2	SOURCE: LIPPER INC. — Reflects reinvestment of net dividends and, where applicable, capital gain distributions.The Russell 1000 Growth Index is an unmanaged index that measures the performance of those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. Index return does not reflect fees and expenses associated with operating a mutual fund. Investors cannot invest directly in any index.

TheFund 5

UNDERSTANDING YOUR FUND’S EXPENSES (Unaudited)

As a mutual fund investor, you pay ongoing expenses, such as management fees and other expenses. Using the information below, you can estimate how these expenses affect your investment and compare them with the expenses of other funds.You also may pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial adviser.

Review your fund’s expenses

The table below shows the expenses you would have paid on a $1,000 investment in Dreyfus Research Growth Fund, Inc. from March 1, 2010 to August 31, 2010. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

Expenses and Value of a $1,000 Investment
assuming actual returns for the six months ended August 31, 2010
	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 6.57	$ 13.84	$ 4.63	$ 5.33
Ending value (after expenses)	$974.40	$967.60	$976.50	$976.00

COMPARING YOUR FUND’S EXPENSES
WITH THOSE OF OTHER FUNDS (Unaudited)

Using the SEC’s method to compare expenses

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the table below shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total cost) of investing in the fund with those of other funds.All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

Expenses and Value of a $1,000 Investment
assuming a hypothetical 5% annualized return for the six months ended August 31, 2010
	Class A	Class C	Class I	Class Z
Expenses paid per $1,000†	$ 6.72	$ 14.14	$ 4.74	$ 5.45
Ending value (after expenses)	$1,018.55	$1,011.14	$1,020.52	$1,019.81

Expenses are equal to the fund’s annualized expense ratio of 1.32% for Class A, 2.79% for Class C, .93% for Class I and 1.07% for Class Z, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

STATEMENT OF INVESTMENTS

August 31, 2010 (Unaudited)

Common Stocks—97.1%	Shares		Value ($)
Consumer Discretionary—15.3%
Abercrombie & Fitch, Cl. A	22,560	[a]	780,576
Amazon.com	27,700	[b]	3,457,791
Autoliv	25,820		1,397,895
Carnival	34,030		1,061,055
Dick’s Sporting Goods	34,580	[b]	846,173
DIRECTV, Cl. A	30,540	[b]	1,158,077
Las Vegas Sands	45,030 [a,b]		1,275,700
Limited Brands	51,890		1,224,604
Macy’s	83,840		1,629,850
Netflix	12,350 [a,b]		1,550,172
Newell Rubbermaid	53,590	[a]	804,922
News, Cl. A	73,870		928,546
Nordstrom	53,250		1,539,990
Omnicom Group	27,610		966,626
Staples	81,090		1,440,969
Target	51,220		2,620,415
Toll Brothers	46,110 [b]		796,781
			23,480,142
Consumer Staples—10.8%
Clorox	23,530		1,525,215
Costco Wholesale	27,900		1,577,745
Energizer Holdings	29,390	[b]	1,853,040
Estee Lauder, Cl. A	15,880		890,392
PepsiCo	57,340		3,680,081
Philip Morris International	85,330		4,389,375
Procter & Gamble	20,850		1,244,120
Whole Foods Market	41,180	[b]	1,432,652
			16,592,620
Energy—10.0%
Cameron International	33,210	[b]	1,221,464
ConocoPhillips	45,250		2,372,458
EOG Resources	12,580		1,092,825
Exxon Mobil	63,830		3,776,183
Halliburton	40,010		1,128,682
Newfield Exploration	16,050	[b]	770,561

TheFund 7

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Common Stocks (continued)	Shares	Value ($)
Energy (continued)
Occidental Petroleum	19,550	1,428,714
Pioneer Natural Resources	12,140	701,935
Schlumberger	54,100	2,885,153
		15,377,975
Financial—3.3%
American Express	46,210	1,842,392
Prudential Financial	19,820	1,002,297
State Street	22,090	774,917
T. Rowe Price Group	33,200	1,453,496
		5,073,102
Health Care—11.4%
Alexion Pharmaceuticals	16,830 [b]	950,390
Allergan	20,490	1,258,495
AmerisourceBergen	43,430	1,184,770
Amylin Pharmaceuticals	46,560 [b]	956,342
Celgene	25,800 [b]	1,329,216
Cerner	14,530 [b]	1,058,511
Covidien	34,630	1,223,824
Edwards Lifesciences	25,480 [b]	1,466,884
Express Scripts	43,840 [b]	1,867,584
Hospira	17,470 [b]	897,259
Human Genome Sciences	32,700 [a,b]	951,243
Illumina	17,410 [b]	746,715
Merck & Co.	21,750	764,730
Pfizer	68,470	1,090,727
Warner Chilcott, Cl. A	33,270 [b]	945,533
Zimmer Holdings	14,670 [b]	691,984
		17,384,207
Industrial—10.4%
Caterpillar	51,610 [a]	3,362,908
Cummins	25,370	1,887,782
Dover	35,610	1,593,904
General Electric	125,670	1,819,702

Common Stocks (continued)	Shares	Value ($)
Industrial (continued)
Ingersoll-Rand	63,740	2,073,462
Rockwell Collins	23,360	1,259,805
Tyco International	41,990	1,565,387
United Technologies	37,440	2,441,462
		16,004,412
Information Technology—31.3%
Agilent Technologies	35,590 [b]	959,862
Akamai Technologies	28,720 [b]	1,323,130
Amphenol, Cl. A	36,970	1,505,418
Apple	33,750 [b]	8,213,737
BMC Software	42,130 [b]	1,519,208
Dolby Laboratories, Cl. A	28,380 [b]	1,572,820
Google, Cl. A	9,540 [b]	4,293,191
Informatica	52,280 [b]	1,681,325
International Business Machines	40,240	4,958,775
Microsoft	197,480	4,636,830
Motorola	185,780 [b]	1,398,923
NetApp	50,150 [b]	2,028,066
Oracle	179,470	3,926,804
QUALCOMM	93,380	3,577,388
Salesforce.com	14,880 [b]	1,635,014
Teradata	49,980 [b]	1,636,345
Trimble Navigation	49,920 [b]	1,404,250
VMware, Cl. A	21,260 [b]	1,670,398
		47,941,484
Materials—4.6%
Air Products & Chemicals	26,240	1,942,547
Crown Holdings	32,970 [b]	918,544
Freeport-McMoRan Copper & Gold	33,560	2,415,649
Mosaic	29,250	1,715,805
		6,992,545
Total Common Stocks
(cost $133,176,171)		148,846,487

TheFund 9

STATEMENT OF INVESTMENTS (Unaudited) (continued)

Other Investment—3.0%	Shares	Value ($)
Registered Investment Company;
Dreyfus Institutional Preferred
Plus Money Market Fund
(cost $4,495,000)	4,495,000 [c]	4,495,000

Investment of Cash Collateral
for Securities Loaned—4.4%
Registered Investment Company;
Dreyfus Institutional Cash
Advantage Plus Fund
(cost $6,785,920)	6,785,920 [c]	6,785,920

Total Investments (cost $144,457,091)	104.5%	160,127,407
Liabilities, Less Cash and Receivables	(4.5%)	(6,873,092)
Net Assets	100.0%	153,254,315

a Security, or portion thereof, on loan.At August 31, 2010, the market value of the fund’s securities on loan was
$6,663,090 and the market value of the collateral held by the fund was $6,785,920.
b Non-income producing security.
c Investment in affiliated money market mutual fund.

Portfolio Summary (Unaudited)†

	Value (%)		Value (%)
Information Technology	31.3	Energy	10.0
Consumer Discretionary	15.3	Money Market Investments	7.4
Health Care	11.4	Materials	4.6
Consumer Staples	10.8	Financial	3.3
Industrial	10.4		104.5

† Based on net assets.
See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
August 31, 2010 (Unaudited)

			Cost	Value
Assets ($):
Investments in securities—See Statement of Investments (including securities on loan, valued at $6,663,090)—Note 1(c):
Unaffiliated issuers			133,176,171	148,846,487
Affiliated issuers			11,280,920	11,280,920
Cash				8,377
Dividends and interest receivable				241,968
Receivable for shares of Common Stock subscribed				33
Prepaid expenses				29,233
				160,407,018
Liabilities ($):
Due to The Dreyfus Corporation and affiliates—Note 3(c)				199,032
Liability for securities on loan—Note 1(c)				6,785,920
Payable for shares of Common Stock redeemed				83,546
Accrued expenses				84,205
				7,152,703
Net Assets ($)				153,254,315
Composition of Net Assets ($):
Paid-in capital				164,581,677
Accumulated undistributed investment income—net				140,823
Accumulated net realized gain (loss) on investments				(27,138,501)
Accumulated net unrealized appreciation
(depreciation) on investments				15,670,316
Net Assets ($)				153,254,315

Net Asset Value Per Share
	Class A	Class C	Class I	Class Z
Net Assets ($)	664,479	27,817	257,812	152,304,207
Shares Outstanding	91,679	3,887	35,517	20,830,529
Net Asset Value Per Share ($)	7.25	7.16	7.26	7.31

See notes to financial statements.

TheFund 11

STATEMENT OF OPERATIONS
Six Months Ended August 31, 2010 (Unaudited)

Investment Income ($):
Income:
Cash dividends:
Unaffiliated issuers	1,016,440
Affiliated issuers	3,176
Income from securities lending—Note 1(c)	2,619
Total Income	1,022,235
Expenses:
Management fee—Note 3(a)	606,567
Shareholder servicing costs—Note 3(c)	164,506
Professional fees	31,605
Registration fees	27,973
Prospectus and shareholders’ reports	15,615
Custodian fees—Note 3(c)	8,566
Directors’ fees and expenses—Note 3(d)	5,981
Loan commitment fees—Note 2	2,234
Distribution fees—Note 3(b)	83
Miscellaneous	9,561
Total Expenses	872,691
Less—reduction in fees due to earnings credits—Note 1(c)	(596)
Net Expenses	872,095
Investment Income—Net	150,140
Realized and Unrealized Gain (Loss) on Investments—Note 4 ($):
Net realized gain (loss) on investments	7,697,473
Net unrealized appreciation (depreciation) on investments	(11,607,224)
Net Realized and Unrealized Gain (Loss) on Investments	(3,909,751)
Net (Decrease) in Net Assets Resulting from Operations	(3,759,611)

See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS

	Six Months Ended
	August 31, 2010	Year Ended
	(Unaudited)	February 28, 2010[a]
Operations ($):
Investment income—net	150,140	205,497
Net realized gain (loss) on investments	7,697,473	9,491,930
Net unrealized appreciation
(depreciation) on investments	(11,607,224)	47,736,135
Net Increase (Decrease) in Net Assets
Resulting from Operations	(3,759,611)	57,433,562
Dividends to Shareholders from ($):
Investment income—net:
Class A Shares	(755)	(1,056)
Class I Shares	(850)	(52)
Class Z Shares	(209,158)	(694,074)
Total Dividends	(210,763)	(695,182)
Capital Stock Transactions ($):
Net proceeds from shares sold:
Class A Shares	293,239	324,788
Class C Shares	12,456	4,214
Class I Shares	257,000	—
Class Z Shares	4,347,432	2,268,111
Dividends reinvested:
Class A Shares	718	996
Class I Shares	814	—
Class Z Shares	200,197	666,336
Cost of shares redeemed:
Class A Shares	(4,548)	(23,194)
Class C Shares	—	(27,049)
Class Z Shares	(7,168,030)	(12,659,399)
Increase (Decrease) in Net Assets
from Capital Stock Transactions	(2,060,722)	(9,445,197)
Total Increase (Decrease) in Net Assets	(6,031,096)	47,293,183
Net Assets ($):
Beginning of Period	159,285,411	111,992,228
End of Period	153,254,315	159,285,411
Undistributed investment income—net	140,823	201,446

TheFund 13

STATEMENT OF CHANGES IN NET ASSETS (continued)

	Six Months Ended
	August 31, 2010	Year Ended
	(Unaudited)	February 28, 2010[a]
Capital Share Transactions:
Class A
Shares sold	38,319	50,997
Shares issued for dividends reinvested	101	168
Shares redeemed	(581)	(3,344)
Net Increase (Decrease) in Shares Outstanding	37,839	47,821
Class C
Shares sold	1,683	720
Shares redeemed	—	(5,600)
Net Increase (Decrease) in Shares Outstanding	1,683	(4,880)
Class I
Shares sold	33,918	—
Shares issued for dividends reinvested	115	—
Net Increase (Decrease) in Shares Outstanding	34,033	—
Class Z
Shares sold	550,350	332,327
Shares issued for dividends reinvested	28,122	112,178
Shares redeemed	(926,612)	(1,912,169)
Net Increase (Decrease) in Shares Outstanding	(348,140)	(1,467,664)

a	The fund changed to a multiple class fund on September 30, 2008.The existing shares were redesignated as Class Z shares and the fund commenced initial offering of Class A, Class C and Class I shares.
See notes to financial statements.

FINANCIAL HIGHLIGHTS

The following table describes the performance for each share class for the fiscal periods indicated.All information (except portfolio turnover rate) reflects financial results for a single fund share.Total return shows how much your investment in the fund would have increased (or decreased) during each period, assuming you had reinvested all dividends and distributions.These figures have been derived from the fund’s financial statements.

	Six Months Ended
	August 31 2010	Year Ended February 28,
Class A Shares	(Unaudited)	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	7.45	4.94	6.74
Investment Operations:
Investment income (loss)—net[b]	(.00)[c]	(.02)	.01
Net realized and unrealized
gain (loss) on investments	(.19)	2.57	(1.81)
Total from Investment Operations	(.19)	2.55	(1.80)
Distributions:
Dividends from investment income—net	(.01)	(.04)	—
Net asset value, end of period	7.25	7.45	4.94
Total Return (%)[d]	(2.56)[e]	51.85	(29.83)[e]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	1.32[f]	1.56	1.59[f]
Ratio of net expenses to average net assets	1.32[f,g]	1.55	1.57[f]
Ratio of net investment income (loss)
to average net assets	(.03)[f]	(.28)	.27[f]
Portfolio Turnover Rate	57.54[e]	133.67	162.04
Net Assets, end of period ($ x 1,000)	664	401	30

a	From September 30, 2008 (commencement of initial offering) to February 28, 2009.
b	Based on average shares outstanding at each month end.
c	Amount represents less than $.01 per share.
[d]	Exclusive of sales charge.
e	Not annualized.
f	Annualized.
g	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

TheFund 15

FINANCIAL HIGHLIGHTS (continued)

	Six Months Ended
	August 31 2010	Year Ended February 28,
Class C Shares	(Unaudited)	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	7.40	4.92	6.74
Investment Operations:
Investment (loss)—net[b]	(.06)	(.07)	(.01)
Net realized and unrealized
gain (loss) on investments	(.18)	2.55	(1.81)
Total from Investment Operations	(.24)	2.48	(1.82)
Net asset value, end of period	7.16	7.40	4.92
Total Return (%)[c]	(3.24)[d]	50.41	(30.11)[d]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	2.79[e]	2.73	2.24[e]
Ratio of net expenses to average net assets	2.79[e,f]	2.72	2.22[e]
Ratio of net investment (loss)
to average net assets	(1.53)[e]	(1.33)	(.53)[e]
Portfolio Turnover Rate	57.54[d]	133.67	162.04
Net Assets, end of period ($ x 1,000)	28	16	35

a	From September 30, 2008 (commencement of initial offering) to February 28, 2009.
b	Based on average shares outstanding at each month end.
c	Exclusive of sales charge.
d	Not annualized.
e	Annualized.
f	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

	Six Months Ended
	August 31 2010	Year Ended February 28,
Class I Shares	(Unaudited)	2010	2009[a]
Per Share Data ($):
Net asset value, beginning of period	7.46	4.94	6.74
Investment Operations:
Investment income (loss)—net[b]	.01	(.02)	.01
Net realized and unrealized
gain (loss) on investments	(.19)	2.58	(1.81)
Total from Investment Operations	(.18)	2.56	(1.80)
Distributions:
Dividends from investment income—net	(.02)	(.04)	—
Net asset value, end of period	7.26	7.46	4.94
Total Return (%)	(2.35)[c]	51.90	(29.83)[c]
Ratios/Supplemental Data (%):
Ratio of total expenses to average net assets	.93[d]	1.62	1.35[d]
Ratio of net expenses to average net assets	.93[d,e]	1.61	1.33[d]
Ratio of net investment income (loss)
to average net assets	.34[d]	(.29)	.46[d]
Portfolio Turnover Rate	57.54[c]	133.67	162.04
Net Assets, end of period ($ x 1,000)	258	11	7

a	From September 30, 2008 (commencement of initial offering) to February 28, 2009.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

TheFund 17

FINANCIAL HIGHLIGHTS (continued)

Six Months Ended
August 31, 2010			Year Ended February 28/29,
Class Z Shares	(Unaudited)	2010	2009[a]	2008	2007	2006
Per Share Data ($):
Net asset value,
beginning of period	7.50	4.94	8.31	8.88	8.90	8.07
Investment Operations:
Investment income—net[b]	.01	.01	.03	.05	.02	.02
Net realized and unrealized
gain (loss) on investments	(.19)	2.58	(3.24)	.34	.56	.83
Total from Investment Operations	(.18)	2.59	(3.21)	.39	.58	.85
Distributions:
Dividends from
investment income—net	(.01)	(.03)	(.01)	(.05)	(.02)	(.02)
Dividends from net realized
gain on investments	—	—	(.15)	(.91)	(.58)	—
Total Distributions	(.01)	(.03)	(.16)	(.96)	(.60)	(.02)
Net asset value, end of period	7.31	7.50	4.94	8.31	8.88	8.90
Total Return (%)	(2.40)[c]	52.63	(39.42)	3.49	6.61	10.58
Ratios/Supplemental Data (%):
Ratio of total expenses
to average net assets	1.07[d]	1.19	1.09	.98	1.04	1.02
Ratio of net expenses
to average net assets	1.07[d,e]	1.18	1.09[e]	.98[e]	1.04	1.02
Ratio of net investment income
to average net assets	.18[d]	.14	.41	.49	.19	.19
Portfolio Turnover Rate	57.54[c]	133.67	162.04	106.41	101.93	85.41
Net Assets, end of period
($ x 1,000)	152,304 158,857		111,920	200,752	210,361	224,514

a	The fund changed to a multiple class fund on September 30, 2008. The existing shares were redesignated as
Class Z shares.
b	Based on average shares outstanding at each month end.
c	Not annualized.
d	Annualized.
e	Expense waivers and/or reimbursements amounted to less than .01%.
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

NOTE 1—Significant Accounting Policies:

Dreyfus Research Growth Fund, Inc. (the “fund”) is registered under the Investment Company Act of 1940, as amended (the “Act”), as a diversified open-end management investment company. The fund’s investment objective is to seek to provide long-term capital growth consistent with the preservation of capital. The Dreyfus Corporation (the “Manager” or “Dreyfus”), a wholly-owned subsidiary of The Bank of New York Mellon Corporation (“BNY Mellon”), serves as the fund’s investment adviser.

MBSC Securities Corporation (the “Distributor”), a wholly-owned subsidiary of the Manager, is the distributor of the fund’s shares.The fund is authorized to issue 100 million shares of $.001 par value Common Stock in each of the following classes of shares: Class A, Class C, Class I and Class Z. Class A shares are subject to a sales charge imposed at the time of purchase. Class C shares are subject to a contingent deferred sales charge (“CDSC”) on Class C shares redeemed within one year of purchase. Class I shares are sold at net asset value per share only to institutional investors. Class Z shares are sold at net asset value per share. Class Z shares generally are not available for new accounts. Other differences between the classes include the services offered to and the expenses borne by each class, the allocation of certain transfer agency costs and certain voting rights. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

As of August 31, 2010, MBC Investments Corp., an indirect subsidiary of BNY Mellon, held 1,484 Class C shares of the fund.

The Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) is the exclusive reference of authoritative U.S. generally accepted accounting principles (“GAAP”) recognized by the FASB to be applied by nongovernmental entities. Rules and interpretive releases of the Securities and Exchange Commission (“SEC”) under authority of federal laws are also sources

TheFund 19

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

of authoritative GAAP for SEC registrants.The fund’s financial statements are prepared in accordance with GAAP, which may require the use of management estimates and assumptions. Actual results could differ from those estimates.

The fund enters into contracts that contain a variety of indemnifications. The fund’s maximum exposure under these arrangements is unknown.The fund does not anticipate recognizing any loss related to these arrangements.

(a) Portfolio valuation: Investments in securities are valued at the last sales price on the securities exchange or national securities market on which such securities are primarily traded. Securities listed on the National Market System for which market quotations are available are valued at the official closing price or, if there is no official closing price that day, at the last sales price. Securities not listed on an exchange or the national securities market, or securities for which there were no transactions, are valued at the average of the most recent bid and asked prices, except for open short positions, where the asked price is used for valuation purposes. Bid price is used when no asked price is available. Registered investment companies that are not traded on the exchange are valued at their net asset value.When market quotations or official closing prices are not readily available, or are determined not to reflect accurately fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded (for example, a foreign exchange or market), but before the fund calculates its net asset value, the fund may value these investments at fair value as determined in accordance with the procedures approved by the Board of Directors. Fair valuing of securities may be determined with the assistance of a pricing service using calculations based on indices of domestic securities and other appropriate indicators, such as prices of relevant American Depository Receipts and futures contracts. For other securities that are fair valued by the Board of Directors, certain factors may be considered such as: fundamental analytical data, the nature and duration of restrictions on disposition, an evaluation of the forces that influence the market in which the securities are purchased and sold and public trading in similar securities of the issuer or comparable issuers.

The fair value of a financial instrument is the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e. the exit price). GAAP establishes a fair value hierarchy that prioritizes the inputs of valuation techniques used to measure fair value.This hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements).

Additionally, GAAP provides guidance on determining whether the volume and activity in a market has decreased significantly and whether such a decrease in activity results in transactions that are not orderly. GAAP requires enhanced disclosures around valuation inputs and techniques used during annual and interim periods.

Various inputs are used in determining the value of the fund’s investments relating to fair value measurements.These inputs are summarized in the three broad levels listed below:

Level 1—unadjusted quoted prices in active markets for identical investments.

Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.).

Level 3—significant unobservable inputs (including the fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

TheFund 21

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

The following is a summary of the inputs used as of August 31, 2010 in valuing the fund’s investments:

		Level 2—Other	Level 3—
	Level 1—	Significant	Significant
	Unadjusted	Observable	Unobservable
	Quoted Prices	Inputs	Inputs	Total
Assets ($)
Investments in Securities:
Equity Securities—
Domestic†	147,448,592	—	—	147,448,592
Equity Securities—
Foreign†	1,397,895	—	—	1,397,895
Mutual Funds	11,280,920	—	—	11,280,920
† See Statement of Investments for industry classification.

In January 2010, FASB issued Accounting Standards Update (“ASU”) No. 2010-06 “Improving Disclosures about FairValue Measurements”. The portions of ASU No. 2010-06 which require reporting entities to prepare new disclosures surrounding amounts and reasons for significant transfers in and out of Level 1 and Level 2 fair value measurements as well as inputs and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements that fall in either Level 2 or Level 3 have been adopted by the fund. No significant transfers between Level 1 or Level 2 fair value measurements occurred at August 31, 2010. The remaining portion of ASU No. 2010-06 requires reporting entities to make new disclosures about information on purchases, sales, issuances and settlements on a gross basis in the reconciliation of activity in Level 3 fair value measurements. These new and revised disclosures are required to be implemented for fiscal years beginning after December 15, 2010. Management is currently evaluating the impact that the adoption of this remaining portion of ASU No. 2010-06 may have on the fund’s financial statement disclosures.

(b) Foreign currency transactions: The fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in the market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized on securities transactions between trade and settlement dates and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments resulting from changes in exchange rates. Foreign currency gains and losses on investments are included with net realized and unrealized gain or loss on investments.

(c) Securities transactions and investment income: Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Dividend income is recognized on the ex-dividend date and interest income, including, where applicable, accretion of discount and amortization of premium on investments, is recognized on the accrual basis.

The fund has arrangements with the custodian and cash management bank whereby the fund may receive earnings credits when positive cash balances are maintained, which are used to offset custody and cash management fees. For financial reporting purposes, the fund includes net earnings credits as an expense offset in the Statement of Operations.

Pursuant to a securities lending agreement with The Bank of New York Mellon, a subsidiary of BNY Mellon and an affiliate of Dreyfus, the fund may lend securities to qualified institutions. It is the fund’s policy that, at origination, all loans are secured by collateral of at least 102% of the value of U.S. securities loaned and 105% of the value of foreign securities loaned. Collateral equivalent to at least 100% of the market value of securities on loan is maintained at all times. Collateral is either in the form of cash, which can be invested in certain money market mutual funds managed by the Manager, U.S. Government and

TheFund 23

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

Agency securities or letters of credit.The fund is entitled to receive all income on securities loaned, in addition to income earned as a result of the lending transaction. Although each security loaned is fully collateralized, the fund bears the risk of delay in recovery of, or loss of rights in, the securities loaned should a borrower fail to return the securities in a timely manner. During the period ended August 31, 2010, The Bank of New York Mellon earned $1,122 from lending portfolio securities, pursuant to the securities lending agreement.

(d) Affiliated issuers: Investments in other investment companies advised by Dreyfus are defined as “affiliated” in the Act.

The fund may invest in shares of certain affiliated investment companies also advised or managed by Dreyfus. Investments in affiliated investment companies for the period ended August 31, 2010 were as follows:

Affiliated
Investment	Value			Value	Net
Company	2/28/2010 ($)	Purchases ($)	Sales ($)	8/31/2010 ($)	Assets (%)
Dreyfus
Institutional
Preferred
Plus Money
Market Fund	1,180,000	26,395,000	23,080,000	4,495,000	3.0
Dreyfus
Institutional
Cash
Advantage
Plus Fund	5,217,768	42,926,369	41,358,217	6,785,920	4.4
Total	6,397,768	69,321,369	64,438,217	11,280,920	7.4

(e) Dividends to shareholders: Dividends are recorded on the ex-dividend date. Dividends from investment income-net and dividends from net realized capital gains, if any, are normally declared and paid annually, but the fund may make distributions on a more frequent basis to comply with the distribution requirements of the Internal Revenue Code of 1986, as amended (the “Code”).To the extent that net realized capital gains can be offset by capital loss carryovers, it is the policy of the fund not to distribute such gains. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

(f) Federal income taxes: It is the policy of the fund to continue to qualify as a regulated investment company, if such qualification is in the best interests of its shareholders, by complying with the applicable provisions of the Code, and to make distributions of taxable income sufficient to relieve it from substantially all federal income and excise taxes.

As of and during the period ended August 31, 2010, the fund did not have any liabilities for any uncertain tax positions.The fund recognizes interest and penalties, if any, related to uncertain tax positions as income tax expense in the Statement of Operations. During the period, the fund did not incur any interest or penalties.

Each of the tax years in the three-year period ended February 28, 2010 remains subject to examination by the Internal Revenue Service and state taxing authorities.

The fund has an unused capital loss carryover of $31,499,934 available for federal income tax purposes to be applied against future net securities profits, if any, realized subsequent to February 28, 2010. If not applied, $20,410,162 of the carryover expires in fiscal 2017 and $11,089,772 expires in fiscal 2018.

The tax character of distributions paid to shareholders during the fiscal year ended February 28, 2010 was as follows: ordinary income $695,182.The tax character of current year distributions will be determined at the end of the current fiscal year.

NOTE 2—Bank Lines of Credit:

The fund participates with other Dreyfus-managed funds in a $225 million unsecured credit facility held by Citibank, N.A. and a $300 million unsecured credit facility provided by The Bank of New York Mellon (each, a “Facility”), each to be utilized primarily for temporary or emergency purposes, including the financing of redemptions. In connection therewith, the fund has agreed to pay its pro rata portion of commitment fees for each Facility. Interest is charged to the fund

TheFund 25

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

based on rates determined pursuant to the terms of the respective Facility at the time of borrowing. During the period ended August 31, 2010, the fund did not borrow under the Facilities.

NOTE 3—Management Fee and Other Transactions with Affiliates:

(a) Pursuant to a management agreement with the Manager, the management fee is computed at the annual rate of .75% of the value of the fund’s average daily net assets and is payable monthly.The Agreement provides that if in any full fiscal year the aggregate expenses of Class Z, exclusive of taxes, brokerage fees, interest on borrowings, commitment fees and extraordinary expenses, exceed 1 1 / 2 % of the value of the fund’s average daily net assets, the Manager will bear such excess expense. During the period ended August 31, 2010, there was no expense reimbursement pursuant to the Agreement.

During the period ended August 31, 2010, the Distributor retained $588 from commissions earned on sales of the fund’s Class A shares.

(b) Under the Distribution Plan (the “Plan”) adopted pursuant to Rule 12b-1 under the Act, Class C shares pay the Distributor for distributing its shares at an annual rate of .75% of the value of the average daily net assets of Class C shares. During the period ended August 31, 2010, Class C shares were charged $83 pursuant to the Plan.

(c) Under the Shareholder Services Plan (“Shareholder Services Plan”), Class A and Class C shares pay the Distributor at an annual rate of .25% of the value of their average daily net assets. Class Z shares pay the Distributor at an amount not to exceed an annual rate of .25% of the value of its average daily net assets for the provision of certain ser-vices.The services provided may include personal services relating to shareholder accounts, such as answering shareholder inquiries regarding the fund and providing reports and other information, and services related to the maintenance of shareholder accounts. The Distributor may make payments to Service Agents (a securities dealer, financial institution or industry professional) in respect of these services. The Distributor determines the amounts to be paid to Service Agents.

During the period ended August 31, 2010, Class A, Class C and Class Z shares were charged $694, $28 and $84,638, respectively, pursuant to the Shareholder Services Plan.

The fund compensates Dreyfus Transfer, Inc., a wholly-owned subsidiary of the Manager, under a transfer agency agreement for providing personnel and facilities to perform transfer agency services for the fund. During the period ended August 31, 2010, the fund was charged $46,199 pursuant to the transfer agency agreement, which is included in Shareholder servicing costs in the Statement of Operations.

The fund compensates The Bank of New York Mellon under a cash management agreement for performing cash management services related to fund subscriptions and redemptions. During the period ended August 31, 2010, the fund was charged $8,247 pursuant to the cash management agreement, which is included in Shareholder servicing costs in the Statement of Operations.These fees were partially offset by earnings credits of $596.

The fund also compensates The Bank of New York Mellon under a custody agreement for providing custodial services for the fund. During the period ended August 31, 2010, the fund was charged $8,566 pursuant to the custody agreement.

During the period ended August 31, 2010, the fund was charged $2,019 for services performed by the Chief Compliance Officer.

The components of “Due to The Dreyfus Corporation and affiliates” in the Statement of Assets and Liabilities consist of: management fees $99,093, Rule 12b-1 distribution plan fees $15, shareholder services plan fees $81,161, custodian fees $2,400, chief compliance officer fees $673 and transfer agency per account fees $15,690.

(d) Each Board member also serves as a Board member of other funds within the Dreyfus complex. Annual retainer fees and attendance fees are allocated to each fund based on net assets.

TheFund 27

NOTES TO FINANCIAL STATEMENTS (Unaudited) (continued)

NOTE 4—Securities Transactions:

The aggregate amount of purchases and sales of investment securities, excluding short-term securities, during the period ended August 31, 2010 amounted to $90,168,476 and $94,312,587, respectively.

The provisions of ASC Topic 815 “Derivatives and Hedging” require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments and disclosures about credit-risk-related contingent features in derivative agreements.The fund held no derivatives during the period ended August 31, 2010.These disclosures did not impact the notes to the financial statements.

At August 31, 2010, accumulated net unrealized appreciation on investments was $15,670,316, consisting of $19,690,962 gross unrealized appreciation and $4,020,646 gross unrealized depreciation.

At August 31, 2010, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes (see the Statement of Investments).

INFORMATION ABOUT THE REVIEW AND APPROVAL OF
THE FUND’S MANAGEMENT AGREEMENT (Unaudited)

At a meeting of the fund’s Board held on March 2, 2010, the Board unanimously approved the continuation of the fund’s Management Agreement with Dreyfus for a one-year term ending March 30, 2011. The Board members, none of whom are “interested persons” (as defined in the Investment Company Act of 1940, as amended) of the fund, were assisted in their review by independent legal counsel and met with counsel in executive session separate from representatives of Dreyfus. In approving the continuance of the Management Agreement, the Board considered all factors that they believed to be relevant, including, among other things, the factors discussed below.

Analysis of Nature, Extent and Quality of Services Provided to the Fund.The Board members received a presentation from representatives of Dreyfus regarding services provided to the fund and other funds in the Dreyfus fund complex, and discussed the nature, extent and quality of the services provided to the fund pursuant to its Management Agreement. Dreyfus’ representatives reviewed the fund’s distribution of accounts and the relationships Dreyfus has with various intermediaries and the different needs of each. Dreyfus’ representatives noted the various distribution channels for the fund as well as the diverse methods of distribution among other funds in the Dreyfus fund complex, and Dreyfus’ corresponding need for broad, deep, and diverse resources to be able to provide ongoing shareholder services to each distribution channel, including those of the fund. Dreyfus also provided the number of accounts investing in the fund, as well as the fund’s asset size.

The Board members also considered Dreyfus’ research and portfolio management capabilities and Dreyfus’ oversight of day-to-day fund operations, including fund accounting, administration and assistance in meeting legal and regulatory requirements. The Board members also considered Dreyfus’ extensive administrative, accounting and compliance infrastructure.The Board also considered Dreyfus’ brokerage policies and practices, the standards applied in seeking best execution and Dreyfus’ policies and practices regarding soft dollars.

TheFund 29

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

Comparative Analysis of the Fund’s Performance and Management Fee and Expense Ratio.The Board members reviewed the fund’s performance and comparisons to a group of retail, no-load, large cap growth funds (the “Performance Group”) and to a larger universe of funds, consisting of all retail and institutional large-cap growth funds (the “Performance Universe”) selected and provided by Lipper, Inc. (“Lipper”), an independent provider of investment company data.The Board was provided with a description of the methodology Lipper used to select the Performance Group and Performance Universe, as well as the Expense Group and Expense Universe (discussed below).The Board members discussed the results of the comparisons and noted the fund’s average annual total return ranked in the first and second quartiles of the Performance Group and Performance Universe for the one-, two-, three-, four-, five- and ten-year periods ended December 31, 2009. Dreyfus also provided a comparison of the fund’s calendar year total returns to the returns of the fund’s benchmark index.

The Board members also discussed the fund’s contractual and actual management fees and expense ratio and reviewed the range of management fees and expense ratios as compared to a comparable group of funds (the “Expense Group”) and a broader group of funds (the “Expense Universe”), each selected and provided by Lipper.The fund’s contractual and actual management fees were at the Expense Group medians. The fund’s actual management fee was above the Expense Universe median.The fund’s total expense ratio was above the Expense Group and Expense Universe medians.

Representatives of Dreyfus reviewed with the Board members the fees paid to Dreyfus or its affiliates by mutual funds and/or separate accounts with similar investment objectives, policies and strategies as the fund (the “Similar Accounts”), and explained the nature of the Similar Accounts and the differences, from Dreyfus’ perspective, as applicable, in providing services to the Similar Accounts as compared to the fund. The Board analyzed differences in fees paid to Dreyfus and discussed the rela-

tionship of the advisory fees paid in light of the services provided. The Board members considered the relevance of the fee information provided for the Similar Accounts to evaluate the appropriateness and reasonableness of the fund’s management fees.

Analysis of Profitability and Economies of Scale. Dreyfus’ representatives reviewed the dollar amount of expenses allocated and profit received by Dreyfus and the method used to determine such expenses and profit. The Board previously had been provided with information prepared by an independent consulting firm regarding Dreyfus’ approach to allocating costs to, and determining the profitability of, individual funds and the entire Dreyfus mutual fund complex.The Board also was informed that the methodology had also been reviewed by an independent registered public accounting firm which, like the consultant, found the methodology to be reasonable.The consulting firm also analyzed where any economies of scale might emerge in connection with the management of the fund. The Board members also considered potential benefits to Dreyfus from acting as investment adviser and noted the soft dollar arrangements with respect to trading the fund’s investments.

It was noted that the Board members should consider Dreyfus’ profitability with respect to the fund as part of their evaluation of whether the fees under the Management Agreement bear a reasonable relationship to the mix of services provided by Dreyfus, including the nature, extent and quality of such services and that a discussion of economies of scale is predicated on a fund having achieved a substantial size with increasing assets and that, if a fund’s assets had been static or decreasing, the possibility that Dreyfus may have realized any economies of scale would be less. It also was noted that the profitability percentage for managing the fund was within the range determined by appropriate court cases to be reasonable given the services rendered and generally superior service levels provided.

TheFund 31

INFORMATION ABOUT THE REVIEW AND APPROVAL OF THE
FUND’S MANAGEMENT AGREEMENT (Unaudited) (continued)

At the conclusion of these discussions, the Board agreed that it had been furnished with sufficient information to make an informed business decision with respect to continuation of the fund’s Management Agreement. Based on the discussions and considerations as described above, the Board made the following conclusions and determinations.

  The Board concluded that the nature, extent and quality of the services provided by Dreyfus are adequate and appropriate.

  The Board was satisfied with the fund’s relative performance.

  The Board concluded that the fee paid by the fund to Dreyfus was reasonable in light of the considerations described above.

  The Board determined that the economies of scale which may accrue to Dreyfus and its affiliates in connection with the management of the fund had been adequately considered by Dreyfus in connection with the management fee rate charged to the fund and that, to the extent in the future it were determined that material economies of scale had not been shared with the fund, the Board would seek to have those economies of scale shared with the fund.

The Board members considered these conclusions and determinations, along with information received on a routine and regular basis throughout the year, and, without any one factor being dispositive, the Board determined that continuation of the fund’s Management Agreement was in the best interests of the fund and its shareholders.

Item 2.      Code of Ethics.

                  Not applicable.

Item 3.      Audit Committee Financial Expert.

                  Not applicable.

Item 4.      Principal Accountant Fees and Services.

                  Not applicable.

Item 5.      Audit Committee of Listed Registrants.

                  Not applicable.

Item 6.      Investments.

(a)              Not applicable.

Item 7.      Disclosure of Proxy Voting Policies and Procedures for Closed-End Management      Investment Companies.

                  Not applicable.

Item 8.      Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.      Purchases of Equity Securities by Closed-End Management Investment Companies and        Affiliated Purchasers.

                  Not applicable.  [CLOSED END FUNDS ONLY]

Item 10.    Submission of Matters to a Vote of Security Holders.

                  There have been no material changes to the procedures applicable to Item 10.

Item 11.    Controls and Procedures.

(a)        The Registrant's principal executive and principal financial officers have concluded, based on their evaluation of the Registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant's disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant's management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)        There were no changes to the Registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant's internal control over financial reporting.

3

Item 12.    Exhibits.

(a)(1)   Not applicable.

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dreyfus Research Growth Fund, Inc.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: October 26, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By: /s/ Bradley J. Skapyak
Bradley J. Skapyak, President
Date: October 26, 2010

By: /s/ James Windels
James Windels, Treasurer
Date: October 26, 2010

5

EXHIBIT INDEX

(a)(2)   Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.  (EX-99.CERT)

(b)        Certification of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.  (EX-99.906CERT)

6